UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 21, 2004
Date of Report (Date of earliest event reported)

PORTOLA PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

898A Faulstich Court
San Jose, CA 95112

(Address of principal executive offices, including zip code)

(408) 573-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.13e-4(c ))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 21, 2004, Portola Packaging, Inc. issued a press release announcing financial results for its first quarter of fiscal 2005, ended November 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated December 21, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.
Date: December 22, 2004	By:	/s/	Michael T. Morefield

Michael T. Morefield Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 21, 2004